EXHIBIT 10.1
AMENDMENT NO. 1
Dated as of March 15, 2013
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of December 18, 2012
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 15, 2013 by and among UGI Energy Services, Inc., a Pennsylvania corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of December 18, 2012 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of March 15, 2013 (the “Amendment No. 1 Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 to the Credit Agreement is amended to insert the following new defined terms alphabetically therein:
“Amendment No. 1 Effective Date” means March 15, 2013.
“Novus Operating Agreement” means that certain Operating Agreement dated as of July 1, 2009 by and among Tenaska Resources, LLC (as successor operator to Novus Operating, LLC), UGI Marcellus and the other non-operators party thereto, as amended pursuant to that certain Amendment Agreement having effectiveness as of June 1, 2012 or October 1, 2012, as applicable.
“Permitted Conversion Transaction” means the merger of the Borrower with and into a newly-formed Subsidiary of UGI Corporation organized as a limited liability company under the laws of the State of Pennsylvania (“Merger LLC”) in accordance with applicable law, with Merger LLC being the survivor thereof, subject to the following conditions precedent: (a) the Borrower shall have delivered written notice of any such conversion to the Administrative Agent not less than ten (10) Business Days prior thereto, (b) at the time of, and after giving effect to, such conversion, no Default or Event of Default has occurred and is continuing, (c) all representations and warranties set forth in this Agreement shall be true and correct in all material respects immediately prior to, and after giving effect to, such conversion (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated as correct in all respects), (d) the owners of the Equity Interests of the Borrower immediately prior to giving effect to such transaction shall own not less than 100% of the aggregate Equity Interests of Merger LLC, (e) concurrently with the effectiveness of such conversion, to the extent reasonably requested by the Administrative Agent, the Borrower shall have executed and delivered assumption and reaffirmation documentation in connection herewith in form and substance reasonably acceptable to the Administrative Agent and which assumption and reaffirmation documentation shall certify that the conditions set forth in clauses (a) through (d) shall have been satisfied as of the date thereof.
“Permitted UGI Marcellus Contribution Transaction” means the contribution of all of the Equity Interests of UGI Marcellus by UGI Corporation or any of its Subsidiaries to the Borrower, subject to the following conditions precedent (a) at the time of, and after giving effect to, such transaction, no Default or Event of Default has occurred and is continuing, (b) all representations and warranties set forth in this Agreement shall be true and correct in all material respects immediately prior to, and after giving effect to, such contribution (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated correct in all respects), and (c)to the extent applicable, all guaranty requirements under the Loan Documents, including, without limitation, pursuant to Sections 3.01 and 5.09, shall have been satisfied.
“UGI Marcellus” means UGI Marcellus, LLC, a Delaware limited liability company.
(b)    The definition of “Change in Control” now appearing in Section 1.01 to the Credit Agreement is amended to insert the following at the end thereof:
“Notwithstanding the foregoing, the Permitted Conversion Transaction shall not constitute a Change in Control.”
(c)    Section 5.03 to the Credit Agreement is amended and restated in its entirety as follows:
SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect its legal existence, (ii) preserve, renew and keep in full force and effect the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights material to the conduct of its business, and (iii) maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so under clause (ii) or (iii) could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.”
(d)    Section 6.02 to the Credit Agreement is amended to delete the reference to “$10,000,000” now appearing in clause (f) thereof and to substitute the following therefor: “$20,000,000”, to delete the word “and” now appearing at the end of clause (f) thereof, to replace the word “above” with the word “hereunder” in clause (f) thereof, to delete the period (“.”) now appearing at the end of clause (g) thereof and to substitute the following therefor: “; and”, and to insert the following new clause (h) at the end thereof:
“(h)    Liens on the assets of UGI Marcellus to the extent arising under the Novus Operating Agreement (as in effect on the Amendment No. 1 Effective Date) and securing obligations of UGI Marcellus under the Novus Operating Agreement (as in effect on the Amendment No. 1 Effective Date) in respect of planned capital expenditures in an aggregate amount not to exceed $35,000,000.”
(e)    Section 6.03(a) to the Credit Agreement is amended to delete the word “and” now appearing at the end of clause (vi) thereof, to delete the period (“.”) now appearing at the end of clause (vii) thereof and to substitute the following therefor: “; and”, and to insert the following new clause (viii) at the end thereof:
“(viii)    the Borrower may consummate the Permitted Conversion Transaction.”
(f)    Section 6.04 to the Credit Agreement is amended to delete the word “and” now appearing at the end of clause (h) thereof, to delete the period (“.”) now appearing at the end of clause (i) thereof and to substitute the following therefor: “; and”, and to insert the following new clause (j) at the end thereof:
“(j)    the Permitted UGI Marcellus Contribution Transaction.”
(g)    Section 6.06 to the Credit Agreement is amended to delete the word “and” now appearing at the end of clause (c) thereof and to substitute a comma (“,”) therefor, and to insert the following immediately prior to the period (“.”) now appearing at the end of clause (d) thereof:
“and (e) the Permitted Conversion Transaction.”
(h)    Clause (iii)(A) of Section 6.08 to the Credit Agreement is amended and restated in its entirety as follows:
“(A) restrictions or conditions imposed by the Novus Operating Agreement (as in effect on the Amendment No. 1 Effective Date) or any other agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness”
(i)    Section 9.04(a) to the Credit Agreement is amended to insert the following at the beginning of clause (i) thereof: “other than pursuant to the Permitted Conversion Transaction”.
2.    Conditions of Effectiveness. The effectiveness of this Amendment on the Amendment No. 1 Effective Date is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of (A) this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent and (B) a Reaffirmation in the form of Attachment A attached hereto duly executed by the Subsidiary Guarantors, (ii) payment and/or reimbursement of the Administrative Agent’s reasonable and documented out-of-pocket expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and (iii) such other documents, instruments and agreements as the Administrative Agent may reasonably request.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (except that any such representations and warranties specifically which are already qualified as to materiality or by reference to Material Adverse Effect shall be treated as correct in all respects).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference in the Credit Agreement (including any reference to “this Agreement,” “hereunder,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UGI ENERGY SERVICES, INC.,
as the Borrower

By: /s/ Hugh J. Gallagher__________________
Name:    Hugh J. Gallagher
Title:    Treasurer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as the Administrative Agent

By: /s/ Helen D. Davis    _______________________
Name: Helen D. Davis
Title:    Vice President

PNC Bank, National Association,
as a Lender

By: /s/ Meredith Jermann__________________
Name: Meredith Jermann
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Frederick W. Price__________________
Name: Frederick W. Price
Title:    Managing Director

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By: /s/ Bill O’Daly__________________
Name: Bill O’Daly
Title:    Director

By: /s/ Michael Spaight_______________
Name: Michael Spaight
Title:    Associate

Citizens Bank of Pennsylvania,
as a Lender

By: /s/ Leslie D. Broderick_____________
Name: Leslie D. Broderick
Title:    Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K. Chu_____________
Name: Ming K. Chu
Title:    Vice President

By: /s/ Virginia Cosenza_____________
Name: Virginia Cosenza
Title:    Vice President

ATTACHMENT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to the Amended and Restated Credit Agreement dated as of December 18, 2012 by and among UGI Energy Services, Inc. (the “Borrower”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of March 15, 2013 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 15, 2013

UGI ASSET MANAGEMENT, INC.

By: ________________________
Name:
Title:

HELLERTOWN PIPELINE COMPANY

By: ________________________
Name:
Title:

HOMESTEAD HOLDING COMPANY

By: ________________________
Name:
Title:

UGI LNG, INC.

By: ________________________
Name:
Title:

UGI STORAGE COMPANY

By: ________________________
Name:
Title:

UGI DEVELOPMENT COMPANY

By: ________________________
Name:
Title:

UGID HOLDING COMPANY

By: ________________________
Name:
Title:

UGI HUNLOCK DEVELOPMENT COMPANY

By: ________________________
Name:
Title:

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